Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Emanuel (Manny) Bettencourt, hereby certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.       The annual report on Form 10-K of Zoompass Holdings Inc. for the year ended December 31, 2019 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.       The information contained in the Form 10-K fully presents, in all material respects, the financial condition and results of operations of Zoompass Holdings Inc.

ZOOMPASS HOLDINGS, INC.
April 9, 2020	By: /s/ Emanuel (Manny) Bettencourt
Emanuel (Manny) Bettencourt Chief Executive Officer
Chief Financial Officer